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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: DECEMBER 12, 2000
                        (DATE OF EARLIEST EVENT REPORTED)

                         Commission File Number 1-11422

                        SOUTHWESTERN LIFE HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                    Delaware
        (STATE OR OTHER JURISDICTION OF                  13-3543540
         INCORPORATION OR ORGANIZATION)     (I.R.S. EMPLOYER IDENTIFICATION NO.)
            717 North Harwood Street                        75201
                 DALLAS, TEXAS                           (ZIP CODE)
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       Registrant's telephone number, including area code: (214) 954-7111










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ITEM 5. OTHER EVENTS

     Today Southwestern Life Holdings, Inc. announced that the A.M. Best Company upgraded the financial strength rating of Southwestern Life Insurance Company to B++ (Very Good) from B+ (Very Good).

ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

          99.1 Press Release dated December 12, 2000


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    SOUTHWESTERN LIFE HOLDINGS, INC.



                                    BY:/S/JAMES L. YOUNG
                                    -----------------------------------------
                                       James L. Young
                                       Senior Vice President and General Counsel

Date: December 12, 2000


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                                                                    EXHIBIT 99.1

SOUTHWESTERN LIFE HOLDINGS, INC. ANNOUNCES RATING UPGRADE

     Today Southwestern Life Holdings, Inc. announced that the A.M. Best Company upgraded the financial strength rating of Southwestern Life Insurance Company to B++ (Very Good) from B+ (Very Good).



Contact: Sarah Wright
         Spaeth Communications
         214-871-8888


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